American Century Quantitative Equity Funds

PROSPECTUS SUPPLEMENT

GLOBAL GOLD FUND * GLOBAL NATURAL RESOURCES FUND * UTILITIES FUND

Supplement dated August 27, 2001 * Prospectus dated May 1, 2001

Effective September 1, 2001, the following replaces the table "Shareholder Fees"
on page 6 of the Investor and Advisor Class prospectuses.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Global Gold                         Redemption/Exchange Fee (as a percentage
                                    of amount redeemed/exchanged)
--------------------------------------------------------------------------------
Shares held less than 60 days       1.0%
--------------------------------------------------------------------------------
Shares held 60 days or more         None

The following replaces the bulleted item "Foreign Risk" on page 10 of the
Investor and Advisor Class prospectuses.

* POLITICAL AND ECONOMIC RISK. Many countries where the fund invests are not as politically or economically developed as the United States. As a result, the economies and political and social structures of these countries could be unstable and exert forces that could cause the value of the fund's investments to decrease. Also, the fund may be unable to enforce its ownership rights to pursue legal remedies in countries where it invests.

SH-SPL-26829   0108